Exhibit 99.1

PCM Announces Acquisition of Certain Business to Business (B2B) Assets of Systemax’s North American Technology Group including the TigerDirect Brand

Strengthens footprint in the Small to Medium sized Business (SMB) Marketplace

EL SEGUNDO, CA and PORT WASHINGTON, NY, November 18, 2015 — PCM, Inc. (NASDAQ: PCMI) and Systemax Inc. (NYSE:SYX) today announced that they have entered into a definitive agreement under which PCM will acquire certain Business to Business (B2B) assets of Systemax’s North American Technology Group (NATG) including the TigerDirect brand for $14 million in cash. PCM will not acquire cash, accounts receivable, inventory or trade payables in connection with the transaction. The transaction, which is subject to customary closing conditions, is expected to close on December 1, 2015.

Under the terms of the agreement, PCM will acquire the right to hire approximately 400 B2B sales representatives located across the United States and Canada, all rights to the NATG B2B customer list (and not any consumer customer list), certain B2B customer and vendor contracts, trademarks and other intellectual property rights including the TigerDirect brand, and certain fixed assets and equipment. At closing, the parties will enter into a transition services agreement to facilitate an orderly transition of the purchased assets. PCM expects that the acquisition will significantly enhance PCM’s footprint in the small-medium-business marketplace, as well as in the educational and public sector markets.

Frank Khulusi, PCM's Chairman and Chief Executive Officer, stated, “This is an exciting acquisition intended to allow us to further leverage our operating infrastructure and bring our comprehensive solutions offerings to an expanded customer base. Systemax has built a strong, talented and productive B2B technology sales team and we look forward to bringing them into the PCM family and providing this significant number of acquired B2B customers with outstanding service and an expanded set of IT solutions to help them succeed. Furthermore, the Canadian assets will nicely complement our very recent Acrodex acquisition, which is more concentrated on the Enterprise and Government side of the market, and the combination creates a broad-spectrum full-service market solution for vendors and customers in Canada.”

Khulusi continued, “After we absorb the costs of bringing on this sales team, we expect their performance to ramp during 2016, and we expect the acquisition to contribute nicely to our revenue and to be meaningfully accretive to our 2016 bottom line operating results beginning in the second quarter. We should be able to give more color on these wonderful prospects as we integrate this acquisition.”

“We believe PCM is a natural fit for our B2B employees and their customers,” said Richard Leeds, Chairman and Chief Executive Officer of Systemax. “Moving forward, this will allow us to devote all of our time and resources on our other businesses and improving their competitive position to capitalize on their growth opportunities.”

Systemax will close its three remaining retail stores and its NATG distribution center, and after the sale and transition services agreements with PCM are completed, will completely exit its remaining NATG operations.

About PCM, Inc.
PCM, Inc., through its wholly-owned subsidiaries, is a leading technology solutions provider to small and medium sized businesses, mid-market and enterprise customers, government and educational institutions and individual consumers. Including pro forma results from our acquisition of En Pointe in April 2015, we generated over $1.7 billion in revenue in 2014. For more information please visit investor.pcm.com or call (310) 354-5600.

About Systemax Inc.
Systemax Inc. (www.systemax.com), a Fortune 1000 company, sells industrial and technology products through a system of branded e-Commerce websites, and relationship marketers in North America and Europe. The primary brands are Global Industrial, C&H, MISCO, Inmac Wstore and TigerDirect.

PCM Forward-Looking Statement Disclosure
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include the statements regarding the Company's expectations, hopes or intentions regarding the future, including, but not limited to, expectations or statements related to the impact of the acquisition on our business, operations and earnings, the ability to significantly enhance our footprint in the SMB, educational and public sector markets, our ability to achieve any level of sales or operating results, our ability to leverage our operating infastructure and the platform the acquisition provides us for offering enhanced solutions and services. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Factors that could cause our actual results to differ materially include without limitation the following: risks associated with acquisitions and investments, including the challenges and costs of closing, integration, and achieving anticipated synergies expected from the acquisition; the ability to hire and retain key personnel; competitive conditions in the industry; delays or reductions in spending on information technology by customers; competitive pressures, including pricing and new product and service offerings; the impact of any acquisition on relationships with key customers and vendors; business cycles affecting the markets in which the companies conduct business; uncertainties relating to the relationship of the number of account executives and productivity; decreases in revenues related to sales resulting from the loss of customers; changes in our vendors products; increased competition and pricing pressures, including, but not limited to, increased competition from direct sales by some of our largest vendors; risks of decreased sales related to the potential lack of availability of government funding applicable to our public sector customers; availability of key vendor incentives and other vendor assistance; the impact of seasonality on our sales; availability of products from third party suppliers at reasonable prices; risks of business and other conditions in Canada and the limited experience of PCM’s executive management operating in the Canadian market, which could prevent us from realizing expected benefits from the acquisition; increased expenses, including, but not limited to, interest expense; our advertising, marketing and promotional efforts which may be costly and may not achieve desired results; risks related to our ability to integrate the acquisition, including but not limited to risks of IT systems integration; risks due to shifts in market demand; litigation by or against us; currency fluctuation risks and economic conditions generally. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of our Form 10-Q for the 2015 fiscal quarter ended September 30, 2015, on file with the Securities and Exchange Commission, and in our other periodic reports filed from time to time with the Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statements.

Systemax Forward-Looking Statements
This press release contains forward-looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934).  Additional written or oral forward-looking statements may be made by Systemax from time to time in filings with the Securities and Exchange Commission or otherwise.  Statements contained in this press release that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are based on management’s estimates, assumptions and projections and are not guarantees of future performance.  Systemax assumes no obligation to update these statements. Forward looking statements may include, but are not limited to, projections or estimates of revenue, income or loss, exit costs, cash flow needs and capital expenditures, statements regarding future operations, expansion or restructuring plans, including the sale of certain assets and the exit from our NA Technology Group operations, financing needs, compliance with financial covenants in loan agreements, the timely implementation of technology systems, fluctuations in economic conditions and exchange rates, including factors impacting our substantial international operations, plans for acquisition or sale of assets or businesses and consolidation of operations of newly acquired businesses, including our acquisitions of SCC/Misco Solutions in the Netherlands and of Plant Equipment Group in the US, and plans relating to products or services of the Company, assessments of materiality, predictions of future events and the effects of pending and possible litigation, as well as assumptions relating to the foregoing.

Investor/Media Contacts for PCM:
Genesis Select Corporation
Budd Zuckerman, 303-415-0200
Source: PCM, Inc.

Investor/Media Contacts for Systemax:
Mike Smargiassi / Jenny Perales
Brainerd Communicators, Inc.
212-986-6667
smarg@braincomm.com / perales@braincomm.com

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